Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

September 30, 2017

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	September 30, 2017	December 31, 2016
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$44,601,297	$41,060,494
Held for investment, at amortized cost	76,986	76,825
Mortgage loans on real estate	2,611,426	2,480,956
Derivative instruments	1,235,125	830,519
Other investments	328,299	308,774
Total investments	48,853,133	44,757,568

Cash and cash equivalents	1,285,662	791,266
Coinsurance deposits	4,758,417	4,639,492
Accrued investment income	439,182	397,773
Deferred policy acquisition costs	2,757,130	2,905,377
Deferred sales inducements	2,054,494	2,208,218
Deferred income taxes	35,524	168,578
Income taxes recoverable	11,067	11,474
Other assets	185,106	173,726
Total assets	$60,379,715	$56,053,472

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$54,935,694	$51,637,026
Other policy funds and contract claims	284,149	298,347
Notes and loan payable	493,972	493,755
Subordinated debentures	242,145	241,853
Amounts due under repurchase agreements	23,542	—
Other liabilities	1,637,546	1,090,896
Total liabilities	57,617,048	53,761,877

Stockholders' equity:
Common stock	88,934	88,001
Additional paid-in capital	783,116	770,344
Accumulated other comprehensive income	659,491	339,966
Retained earnings	1,231,126	1,093,284
Total stockholders' equity	2,762,667	2,291,595
Total liabilities and stockholders' equity	$60,379,715	$56,053,472

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenues:
Premiums and other considerations	$8,569	$12,731	$25,691	$31,534
Annuity product charges	51,931	47,675	144,106	125,304
Net investment income	500,202	463,583	1,479,288	1,374,239
Change in fair value of derivatives	362,525	103,794	1,015,878	68,828
Net realized gains on investments, excluding other than temporary impairment ("OTTI") losses	1,579	5,256	7,790	10,680
OTTI losses on investments:
Total OTTI losses	(273)	(4,554)	(273)	(11,334)
Portion of OTTI losses recognized in (from) other comprehensive income	(191)	1,575	(1,281)	(1,785)
Net OTTI losses recognized in operations	(464)	(2,979)	(1,554)	(13,119)
Loss on extinguishment of debt	(18,389)	—	(18,817)	—
Total revenues	905,953	630,060	2,652,382	1,597,466

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	10,823	15,065	32,684	37,567
Interest sensitive and index product benefits	501,028	278,943	1,392,763	487,735
Amortization of deferred sales inducements	14,707	69,245	110,727	127,396
Change in fair value of embedded derivatives	229,702	144,404	628,845	694,564
Interest expense on notes and loan payable	7,597	6,887	23,997	20,649
Interest expense on subordinated debentures	3,502	3,253	10,260	9,627
Amortization of deferred policy acquisition costs	23,023	98,108	162,248	198,486
Other operating costs and expenses	28,782	25,133	82,325	78,786
Total benefits and expenses	819,164	641,038	2,443,849	1,654,810
Income (loss) before income taxes	86,789	(10,978)	208,533	(57,344)
Income tax expense (benefit)	29,832	(3,558)	70,691	(19,791)
Net income (loss)	$56,957	$(7,420)	$137,842	$(37,553)

Earnings (loss) per common share	$0.64	$(0.09)	$1.55	$(0.45)
Earnings (loss) per common share - assuming dilution	$0.63	$(0.09)	$1.53	$(0.45)

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	89,069	86,262	88,873	83,645
Earnings (loss) per common share - assuming dilution	90,421	87,044	90,171	84,413

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,832	$2,590	$2,790	$2,767	$2,147
Life contingent immediate annuity considerations	5,737	5,130	6,612	9,466	10,584
Surrender charges	13,521	13,896	13,634	11,196	13,819
Lifetime income benefit rider fees	38,410	34,707	29,938	37,079	33,856
Net investment income	500,202	493,489	485,597	475,633	463,583
Change in fair value of derivatives	362,525	266,820	386,533	95,391	103,794
Net realized gains on investments, excluding OTTI	1,579	3,873	2,338	844	5,256
Net OTTI losses recognized in operations	(464)	(949)	(141)	(9,560)	(2,979)
Loss on extinguishment of debt (a)	(18,389)	(428)	—	—	—
Total revenues	905,953	819,128	927,301	622,816	630,060

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	1,898	2,020	2,185	2,026	1,348
Life contingent immediate annuity benefits and change in future policy benefits	8,925	7,966	9,690	12,890	13,717
Interest sensitive and index product benefits (b)	501,028	472,596	419,139	237,737	278,943
Amortization of deferred sales inducements (c)	14,707	33,695	62,325	123,770	69,245
Change in fair value of embedded derivatives	229,702	174,973	224,170	(151,099)	144,404
Interest expense on notes and loan payable	7,597	8,678	7,722	7,599	6,887
Interest expense on subordinated debentures	3,502	3,422	3,336	3,331	3,253
Amortization of deferred policy acquisition costs (c)	23,023	49,547	89,678	175,526	98,108
Other operating costs and expenses (d)	28,782	25,964	27,579	23,445	25,133
Total benefits and expenses	819,164	778,861	845,824	435,225	641,038
Income (loss) before income taxes	86,789	40,267	81,477	187,591	(10,978)
Income tax expense (benefit)	29,832	13,321	27,538	66,795	(3,558)
Net income (loss) (a)(b)(c)(d)	$56,957	$26,946	$53,939	$120,796	$(7,420)

Earnings (loss) per common share	$0.64	$0.30	$0.61	$1.37	$(0.09)
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)	$0.63	$0.30	$0.60	$1.35	$(0.09)

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	89,069	88,897	88,647	88,211	86,262
Earnings (loss) per common share - assuming dilution	90,421	90,112	89,976	89,178	87,044

(a)
Q3 2017 includes a loss on the extinguishment of our 6.625% Notes due in 2021. The loss decreased net income and earnings per common share - assuming dilution by $10.8 million and $0.12 per share, respectively.

(b)
Q3 2017 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $21.6 million and decreased net income and earnings per common share - assuming dilution by $13.9 million and $0.15 per share, respectively.

Q3 2016 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $42.0 million and increased the net loss and loss per common share - assuming dilution by $27.1 million and $0.31 per share, respectively.

(c)
Q3 2017 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $34.3 million and $48.2 million, respectively, and increased net income and earnings per common share - assuming dilution by $53.1 million and $0.59 per share, respectively.

Q3 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $17.9 million and $22.1 million, respectively, and increased the net loss and loss per common share- assuming dilution by $25.8 million and $0.30 per share, respectively.

(d)
Q3 2016 includes a benefit of $2.8 million based upon developments in the claims process associated with a lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased the net loss and loss per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized non-GAAP operating income (loss) and non-GAAP operating income (loss) per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income (loss) equals net income (loss) adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income (loss) eliminate the impact of fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income (loss) together with net income (loss) provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) to Non-GAAP Operating Income (Loss) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Dollars in thousands, except per share data)
Net income (loss)	$56,957	$(7,420)	$137,842	$(37,553)
Adjustments to arrive at non-GAAP operating income (loss): (a)
Net realized investment (gains) losses, including OTTI	(916)	(1,008)	(4,417)	752
Change in fair value of derivatives and embedded derivatives - index annuities	47,835	9,400	116,383	160,078
Change in fair value of derivatives - debt	(357)	(1,049)	(139)	2,483
Litigation reserve	—	(1,957)	—	(1,957)
Income taxes	(16,281)	(2,689)	(39,127)	(57,426)
Non-GAAP operating income (loss)	$87,238	$(4,723)	$210,542	$66,377

Per common share - assuming dilution:
Net income (loss)	$0.63	$(0.09)	$1.53	$(0.45)
Adjustments to arrive at non-GAAP operating income (loss):
Anti-dilutive effect of net loss	—	—	—	0.01
Net realized investment (gains) losses, including OTTI	(0.01)	(0.01)	(0.05)	0.01
Change in fair value of derivatives and embedded derivatives - index annuities	0.52	0.11	1.29	1.89
Change in fair value of derivatives - debt	—	(0.01)	—	0.03
Litigation reserve	—	(0.02)	—	(0.02)
Income taxes	(0.18)	(0.03)	(0.44)	(0.68)
Non-GAAP operating income (loss)	$0.96	$(0.05)	$2.33	$0.79

(a)
Adjustments to net income (loss) to arrive at non-GAAP operating income (loss) are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$(1,115)	$(2,277)	$(6,236)	$2,439
Amortization of DAC and DSI	199	1,269	1,819	(1,687)
Income taxes	326	358	1,572	(267)
	$(590)	$(650)	$(2,845)	$485
Change in fair value of derivatives and embedded derivatives:
Index annuities	$99,909	$29,145	$262,635	$345,469
Interest rate caps and swap	(357)	(1,049)	(139)	2,483
Amortization of DAC and DSI	(52,074)	(19,745)	(146,252)	(185,391)
Income taxes	(16,607)	(3,742)	(40,699)	(57,854)
	$30,871	$4,609	$75,545	$104,707
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$—	$(2,829)	$—	$(2,829)
Amortization of DAC and DSI	—	872	—	872
Income taxes	—	695	—	695
	$—	$(1,262)	$—	$(1,262)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Non-GAAP Operating Income (Loss)

	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016
	(Dollars in thousands, except per share data)
Net income (loss)	$56,957	$26,946	$53,939	$120,796	$(7,420)
Adjustments to arrive at non-GAAP operating income (loss): (a)
Net realized investment (gains) losses, including OTTI	(916)	(1,559)	(1,942)	6,436	(1,008)
Change in fair value of derivatives and embedded derivatives - index annuities	47,835	57,571	10,977	(103,444)	9,400
Change in fair value of derivatives - debt	(357)	465	(247)	(3,748)	(1,049)
Litigation reserve	—	—	—	—	(1,957)
Income taxes	(16,281)	(19,741)	(3,105)	35,927	(2,689)
Non-GAAP operating income (loss) (b)(c)(d)	$87,238	$63,682	$59,622	$55,967	$(4,723)

Per common share - assuming dilution:
Net income (loss)	$0.63	$0.30	$0.60	$1.35	$(0.09)
Adjustments to arrive at non-GAAP operating income (loss):
Anti-dilutive effect of net loss	—	—	—	—	—
Net realized investment (gains) losses, including OTTI	(0.01)	(0.02)	(0.02)	0.07	(0.01)
Change in fair value of derivatives and embedded derivatives - index annuities	0.52	0.64	0.12	(1.16)	0.11
Change in fair value of derivatives - debt	—	0.01	—	(0.04)	(0.01)
Litigation reserve	—	—	—	—	(0.02)
Income taxes	(0.18)	(0.22)	(0.04)	0.41	(0.03)
Non-GAAP operating income (loss) (b)(c)(d)	$0.96	$0.71	$0.66	$0.63	$(0.05)

(a)
Adjustments to net income (loss) to arrive at non-GAAP operating income (loss) are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q3 2017 includes a loss on the extinguishment of our 6.625% Notes due in 2021. The loss decreased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $10.8 million and $0.12 per share, respectively.

(c)
Q3 2017 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $31.3 million and $43.7 million, respectively, and increased non-GAAP operating income and non-GAAP operating income per common share- assuming dilution by $48.3 million and $0.53 per share, respectively.

Q3 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $18.1 million and $21.5 million, respectively, and increased the non-GAAP operating loss and non-GAAP operating loss per common share- assuming dilution by $25.5 million and $0.29 per share, respectively.

(d)
Q3 2017 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $21.6 million and decreased non-GAAP operating income and non-GAAP operating income per common share - assuming dilution by $13.9 million and $0.15 per share, respectively.

Q3 2016 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index product benefits by $42.0 million and increased the non-GAAP operating loss and non-GAAP operating loss per common share - assuming dilution by $27.1 million and $0.31 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) (Unaudited)

	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016
	(Dollars in thousands)
Net realized gains on investments	$(1,579)	$(3,873)	$(2,338)	$(844)	$(5,256)
Net OTTI losses recognized in operations	464	949	141	9,560	2,979
Change in fair value of derivatives	(130,150)	(34,225)	(201,974)	(108,359)	(116,308)
Decrease in total revenues	(131,265)	(37,149)	(204,171)	(99,643)	(118,585)

Amortization of deferred sales inducements	22,442	34,550	5,459	(61,820)	8,934
Change in fair value of embedded derivatives	(229,702)	(174,973)	(224,170)	151,099	(144,404)
Amortization of deferred policy acquisition costs	29,433	46,797	5,752	(88,166)	8,670
Other operating costs and expenses	—	—	—	—	2,829
Increase (decrease) in total benefits and expenses	(177,827)	(93,626)	(212,959)	1,113	(123,971)
Increase (decrease) in income (loss) before income taxes	46,562	56,477	8,788	(100,756)	5,386
Increase (decrease) in income tax expense	16,281	19,741	3,105	(35,927)	2,689
Increase (decrease) in net income (loss)	$30,281	$36,736	$5,683	$(64,829)	$2,697

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

Capitalization/Book Value per Share

	September 30, 2017	December 31, 2016
	(Dollars in thousands, except share and per share data)
Capitalization:
Notes and loan payable	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	246,847	246,671
Total debt	746,847	746,671
Total stockholders’ equity	2,762,667	2,291,595
Total capitalization	3,509,514	3,038,266
Accumulated other comprehensive income (AOCI)	(659,491)	(339,966)
Total capitalization excluding AOCI (a)	$2,850,023	$2,698,300

Total stockholders’ equity	$2,762,667	$2,291,595
Accumulated other comprehensive income	(659,491)	(339,966)
Total stockholders’ equity excluding AOCI (a)	$2,103,176	$1,951,629

Common shares outstanding (b)	88,948,986	88,016,188

Book Value per Share: (c)
Book value per share including AOCI	$31.06	$26.04
Book value per share excluding AOCI (a)	$23.64	$22.17

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	17.5%	18.5%
Adjusted debt / Total capitalization	17.5%	18.5%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)	Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2017 - 15,058 shares; 2016 - 15,058 shares

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes and loan payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

Spread Results

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Average yield on invested assets	4.43%	4.46%	4.45%	4.52%
Aggregate cost of money	1.73%	1.89%	1.75%	1.91%
Aggregate investment spread	2.70%	2.57%	2.70%	2.61%

Impact of:
Investment yield - additional prepayment income	0.05%	0.04%	0.06%	0.05%
Cost of money effect of over hedging	0.06%	0.02%	0.06%	0.01%

Weighted average investments (in thousands)	$45,228,136	$41,693,486	$44,386,981	$40,586,396
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$375,019	$126,653	$1,068,522	$142,084
Interest credited	62,725	69,715	190,833	198,682
Included in change in fair value of derivatives:
Proceeds received at option expiration	(382,949)	(128,293)	(1,088,018)	(144,343)
Pro rata amortization of option cost	150,163	140,286	437,208	420,529
Cost of money for deferred annuities	$204,958	$208,361	$608,545	$616,952

Weighted average liability balance outstanding (in thousands)	$47,281,417	$44,050,773	$46,457,851	$43,005,333
Annuity Account Balance Rollforward

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Dollars in thousands)
Account balances at beginning of period	$46,934,736	$43,640,978	$45,204,015	$41,249,647
Net deposits	826,885	1,114,817	2,890,032	4,241,271
Premium bonuses	46,982	74,784	175,074	270,991
Fixed interest credited and index credits	437,744	196,368	1,259,355	340,766
Surrender charges	(13,521)	(13,819)	(41,051)	(40,381)
Lifetime income benefit rider fees	(38,410)	(33,856)	(103,055)	(84,923)
Surrenders, withdrawals, deaths, etc.	(566,317)	(518,703)	(1,756,271)	(1,516,802)
Account balances at end of period	$47,628,099	$44,460,569	$47,628,099	$44,460,569

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

Annuity Deposits by Product Type

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,
Product Type	2017	2016	2017	2016	2016
	(Dollars in thousands)
American Equity:
Fixed index annuities	$738,257	$1,138,373	$2,632,984	$3,974,892	$5,114,178
Annual reset fixed rate annuities	20,142	13,877	55,855	46,448	64,317
Multi-year fixed rate annuities	5,717	30,648	19,651	437,802	450,474
Single premium immediate annuities	6,505	11,730	17,037	25,357	35,851
	770,621	1,194,628	2,725,527	4,484,499	5,664,820
Eagle Life:
Fixed index annuities	133,503	152,863	388,807	529,892	610,580
Multi-year fixed rate annuities	10,717	195,289	54,219	723,725	852,799
	144,220	348,152	443,026	1,253,617	1,463,379
Consolidated:
Fixed index annuities	871,760	1,291,236	3,021,791	4,504,784	5,724,758
Annual reset fixed rate annuities	20,142	13,877	55,855	46,448	64,317
Multi-year fixed rate annuities	16,434	225,937	73,870	1,161,527	1,303,273
Single premium immediate annuities	6,505	11,730	17,037	25,357	35,851
Total before coinsurance ceded	914,841	1,542,780	3,168,553	5,738,116	7,128,199
Coinsurance ceded	81,451	416,233	261,484	1,471,488	1,736,054
Net after coinsurance ceded	$833,390	$1,126,547	$2,907,069	$4,266,628	$5,392,145
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at September 30, 2017:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	13.6	8.5	13.5%	$45,558,281	95.6%
Annual Reset Fixed Rate Annuities	10.7	4.4	7.6%	1,419,036	3.0%
Multi-Year Fixed Rate Annuities	6.7	2.7	5.6%	650,782	1.4%
Total	13.5	8.3	13.2%	$47,628,099	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$771,803	$2,109,669
0.0% < 2.0%	20,793	374,169
2.0% < 3.0%	20,699	172,489
3.0% < 4.0%	37,214	182,073
4.0% < 5.0%	26,657	399,145
5.0% < 6.0%	41,598	518,257
6.0% < 7.0%	74,395	579,628
7.0% < 8.0%	83,627	1,110,340
8.0% < 9.0%	311,560	2,038,430
9.0% < 10.0%	71,334	2,223,546
10.0% or greater	610,138	35,850,535
	$2,069,818	$45,558,281

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$2,881,472	0.00%
2017	169,707	1.90%
2018	675,514	2.73%
2019	513,333	4.29%
2020	861,776	6.28%
2021	1,363,458	7.93%
2022	1,986,698	9.31%
2023	4,787,796	10.98%
2024	5,263,050	12.48%
2025	5,992,395	12.75%
2026	5,002,587	14.01%
2027	3,907,754	15.47%
2028	2,376,383	17.55%
2029	2,989,078	18.28%
2030	2,747,209	18.62%
2031	3,199,646	19.12%
2032	1,943,438	19.61%
2033	932,969	19.98%
2034	33,836	20.00%
	$47,628,099	13.24%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$960,002	$1,644,773
› 0.0% - 0.25%	95,497	280,977
› 0.25% - 0.5%	246,636	7,912
› 0.5% - 1.0%	72,054	30,987
› 1.0% - 1.5%	12,234	—
1.00% ultimate guarantee - 2.67% wtd avg interest rate (a)	429,536	189,345
1.50% ultimate guarantee - 1.24% wtd avg interest rate (a)	161,038	4,804,345
2.00% ultimate guarantee - 1.90% wtd avg interest rate (a)	92,821	—
2.25% ultimate guarantee - 1.96% wtd avg interest rate (a)	—	1,127,973
3.00% ultimate guarantee - 2.15% wtd avg interest rate (a)	—	2,154,290
Allocated to index strategies (see tables that follow)	—	35,317,679
	$2,069,818	$45,558,281

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of September 30, 2017 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.17%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$1,944	$98,490	$2,760,446	$86,658	$209,211
1.75% - 3%	6,705,246	—	—	—	—
3% - 4%	1,304,690	18,328	—	—	—
4% - 5%	378,083	208,679	4,388,346	—	—
5% - 6%	423,021	157,683	68,999	—	—
6% - 7%	—	—	139	—	—
>= 7%	—	9,908	1,543	12,174	2,329

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$581	$418,207	$126,589	$145,900
< 20%	532,965	—	—	—
20% - 40%	898,879	192,273	—	—
40% - 60%	776,918	114,888	79,118	—
>= 60%	12,690	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
(Dollars in thousands)
Current Cap
At minimum	$23,563
1.20% - 1.40%	7,241,696
1.45% - 1.70%	2,084,854
1.80% - 2.00%	2,549,432
>= 2.10%	370,661

Volatility Control Index
(Dollars in thousands)
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	189,816
2.25% - 2.75%	850,839
3.00% - 4.00%	1,449,215
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.57% based upon prices of options for the week ended October 17, 2017.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

Summary of Invested Assets

	September 30, 2017		December 31, 2016
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$11,935	—%	$11,805	—%
United States Government sponsored agencies	1,302,075	2.7%	1,344,787	3.0%
United States municipalities, states and territories	4,093,632	8.4%	3,926,950	8.8%
Foreign government obligations	240,400	0.5%	236,341	0.5%
Corporate securities	29,752,910	60.9%	27,191,243	60.8%
Residential mortgage backed securities	1,146,822	2.4%	1,254,835	2.8%
Commercial mortgage backed securities	5,532,483	11.3%	5,365,235	12.0%
Other asset backed securities	2,598,026	5.3%	1,806,123	4.0%
Total fixed maturity securities	44,678,283	91.5%	41,137,319	91.9%
Mortgage loans on real estate	2,611,426	5.3%	2,480,956	5.5%
Derivative instruments	1,235,125	2.5%	830,519	1.9%
Other investments	328,299	0.7%	308,774	0.7%
	$48,853,133	100.0%	$44,757,568	100.0%
Credit Quality of Fixed Maturity Securities - September 30, 2017

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$28,133,264	63.0%	Aaa/Aa/A	$27,665,208	61.9%
2	15,264,374	34.2%	Baa	15,596,239	34.9%
3	1,151,198	2.6%	Ba	958,470	2.1%
4	98,308	0.2%	B	116,619	0.3%
5	22,271	—%	Caa	141,994	0.3%
6	8,868	—%	Ca and lower	199,753	0.5%
	$44,678,283	100.0%		$44,678,283	100.0%
Watch List Securities - September 30, 2017

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Below investment grade
Corporate securities:
Energy	$29,057	$(4,531)	$24,526	4 - 53
Industrials	4,984	(2,209)	2,775	35
Materials	3,990	228	4,218	—
Telecommunications	2,100	(23)	2,077	39
Other asset backed securities:
Financials	6,236	(3,671)	2,565	52 - 78
	$46,367	$(10,206)	$36,161

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

Fixed Maturity Securities by Sector

	September 30, 2017		December 31, 2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,318,287	$1,314,010	$1,380,204	$1,356,592
United States municipalities, states and territories	3,737,212	4,093,632	3,626,395	3,926,950
Foreign government obligations	228,291	240,400	229,589	236,341
Corporate securities:
Capital goods	2,426,466	2,573,366	2,248,219	2,332,625
Consumer discretionary	5,838,716	6,151,660	5,485,150	5,643,308
Energy	2,502,054	2,590,215	2,439,809	2,453,649
Financials	5,981,848	6,334,214	5,377,810	5,552,349
Industrials	283,647	289,212	186,684	187,191
Information technology	1,795,290	1,894,060	1,718,190	1,759,229
Materials	1,832,598	1,928,461	1,767,460	1,797,013
Other	990,119	1,048,231	1,009,390	1,037,307
Telecommunications	1,513,054	1,596,137	1,472,094	1,507,943
Transportation	1,168,513	1,229,673	1,105,324	1,133,087
Utilities	3,739,345	4,040,688	3,523,083	3,710,711
Residential mortgage backed securities:
Government agency	610,392	656,145	648,752	693,805
Prime	271,844	284,828	323,878	338,761
Alt-A	137,292	163,109	166,557	193,018
Re-Remic	40,719	42,740	27,757	29,251
Commercial mortgage backed securities:
Government agency	556,513	567,556	559,850	560,726
Non-agency	4,953,544	4,964,927	4,862,405	4,804,509
Other asset backed securities:
Auto	298,100	299,841	240,297	237,678
Financials	1,453,379	1,460,465	865,235	866,203
Industrials	246,001	252,494	216,712	219,917
Military housing	441,394	465,113	339,186	351,903
Other	121,657	120,113	132,095	128,592
Utilities	—	—	1,830	1,830
Redeemable preferred stock - financials	—	7	—	6
	$42,486,275	$44,601,297	$39,953,955	$41,060,494
Held for investment:
Corporate security - financials	$76,986	$75,046	$76,825	$68,766

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

Mortgage Loans on Commercial Real Estate

	September 30, 2017		December 31, 2016
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$586,379	22.4%	$635,434	25.5%
Middle Atlantic	173,873	6.6%	151,640	6.1%
Mountain	303,314	11.6%	235,932	9.5%
New England	12,381	0.5%	12,724	0.5%
Pacific	446,512	17.0%	385,683	15.5%
South Atlantic	555,184	21.2%	519,065	20.8%
West North Central	316,294	12.1%	325,447	13.1%
West South Central	226,819	8.6%	224,694	9.0%
	$2,620,756	100.0%	$2,490,619	100.0%

Property type distribution
Office	$282,595	10.8%	$308,578	12.4%
Medical office	34,795	1.3%	50,780	2.1%
Retail	1,018,501	38.9%	886,942	35.6%
Industrial/Warehouse	690,808	26.4%	700,644	28.1%
Apartment	420,454	16.0%	375,837	15.1%
Mixed use/other	173,603	6.6%	167,838	6.7%
	$2,620,756	100.0%	$2,490,619	100.0%

	September 30, 2017	December 31, 2016
Credit exposure - by payment activity
Performing	$2,617,058	$2,489,028
In workout	1,476	1,591
Delinquent	—	—
Collateral dependent	2,222	—
	2,620,756	2,490,619
Specific loan loss allowance	(2,049)	(1,327)
General loan loss allowance	(6,100)	(7,100)
Deferred prepayment fees	(1,181)	(1,236)
	$2,611,426	$2,480,956

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2017
First Quarter	$28.00	$21.66	$23.63	$0.00
Second Quarter	$26.65	$22.23	$26.28	$0.00
Third Quarter	$29.43	$25.43	$29.08	$0.00

2016
First Quarter	$23.65	$12.65	$16.80	$0.00
Second Quarter	$16.96	$12.77	$14.25	$0.00
Third Quarter	$18.32	$13.07	$17.73	$0.00
Fourth Quarter	$23.41	$15.39	$22.54	$0.24

2015
First Quarter	$29.62	$25.46	$29.13	$0.00
Second Quarter	$29.90	$25.06	$26.98	$0.00
Third Quarter	$30.02	$22.36	$23.31	$0.00
Fourth Quarter	$28.30	$22.55	$24.03	$0.22
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2017

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Randy Binner
FBR Capital Markets & Co.
(703) 312-1890
rbinner@fbr.com
Alex Scott
Goldman Sachs & Co. LLC
(917) 343-7160
alex.scott@gs.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Kenneth S. Lee
RBC Capital Markets, LLC
(212) 905-5995
kenneth.s.lee@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-4422
mark.hughes@suntrust.com